UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-2719

DWS U.S. Government Securities Fund

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

OCTOBER 31, 2006

Annual Report
to Shareholders

DWS U.S. Government Securities Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Investment Management Agreement Approval

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The guarantee on US government guaranteed securities relates only to the prompt payment of principal and interest and does not remove market risks. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary October 31, 2006

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown for Class B and Class C shares and for the 3-year, 5-year and 10-year periods shown for Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/06
DWS U.S. Government Securities Fund	1-Year	3-Year	5-Year	10-Year
Class A	4.59%	3.37%	3.51%	5.35%
Class B	3.76%	2.43%	2.60%	4.41%
Class C	3.88%	2.56%	2.69%	4.49%
Institutional Class	5.00%	3.60%	3.76%	5.59%
Lehman Brothers GNMA Index+	5.27%	4.21%	4.31%	6.11%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 10/31/06	$ 8.39	$ 8.38	$ 8.41	$ 8.39
10/31/05	$ 8.41	$ 8.39	$ 8.42	$ 8.39
Distribution Information: Twelve Months: Income Dividends as of 10/31/06	$ .40	$ .32	$ .33	$ .41
October Income Dividend	$ .0350	$ .0283	$ .0296	$ .0365
SEC 30-day Yield as of 10/31/06**	4.51%	4.24%	3.96%	5.07%
Current Annualized Distribution Rate as of 10/31/06**	5.01%	4.05%	4.22%	5.22%

** The SEC yield is net investment income per share earned over the month ended October 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Class A Lipper Rankings — GNMA Funds Category as of 10/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	23	of	62	37
3-Year	26	of	61	42
5-Year	26	of	54	48
10-Year	15	of	30	49

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less than favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS U.S. Government Securities Fund — Class A [] Lehman Brothers GNMA Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/06
DWS U.S. Government Securities Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,989	$10,547	$11,347	$16,075
	Average annual total return	-.11%	1.79%	2.56%	4.86%
Class B	Growth of $10,000	$10,076	$10,551	$11,276	$15,398
	Average annual total return	.76%	1.80%	2.43%	4.41%
Class C	Growth of $10,000	$10,388	$10,788	$11,420	$15,512
	Average annual total return	3.88%	2.56%	2.69%	4.49%
Lehman Brothers GNMA Index+	Growth of $10,000	$10,527	$11,316	$12,349	$18,091
	Average annual total return	5.27%	4.21%	4.31%	6.11%

The growth of $10,000 is cumulative.

DWS U.S. Government Securities Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,050,000	$1,112,000	$1,202,500	$1,723,500
	Average annual total return	5.00%	3.60%	3.76%	5.59%
Lehman Brothers GNMA Index+	Growth of $1,000,000	$1,052,700	$1,131,600	$1,234,900	$1,809,100
	Average annual total return	5.27%	4.21%	4.31%	6.11%

The $1,000,000 is cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Return may differ by share class.

On August 18, 2006, Class M was renamed Class S.

Average Annual Total Returns as of 10/31/06
DWS U.S. Government Securities Fund	1-Year	Life of Class*
Class S	4.92%	3.63%
Lehman Brothers GNMA Index+	5.27%	4.19%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Class S shares commenced operations on August 1, 2005. Index returns began on July 31, 2005.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 10/31/06	$ 8.39
10/31/05	$ 8.41
Distribution Information: Twelve Months: Income Dividends as of 10/31/06	$ .41
October Income Dividend	$ .0361
SEC 30-day Yield as of 10/31/06**	4.97%
Current Annualized Distribution Rate as of 10/31/06**	5.16%

** The SEC yield is net investment income per share earned over the month ended October 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Class S Lipper Rankings — GNMA Funds Category as of 10/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	10	of	62	16

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS U.S. Government Securities Fund — Class S [] Lehman Brothers GNMA Index+

Comparative Results as of 10/31/06
DWS U.S. Government Securities Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$10,492	$10,458
	Average annual total return	4.92%	3.63%
Lehman Brothers GNMA Index+	Growth of $10,000	$10,527	$10,526
	Average annual total return	5.27%	4.19%

The growth of $10,000 is cumulative.

* Class S shares commenced operations on August 1, 2005. Index returns began on July 31, 2005.

+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B and Class S Shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2006 to October 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 1,039.30	$ 1,035.70	$ 1,036.40	$ 1,041.40	$ 1,042.70
Expenses Paid per $1,000*	$ 4.37	$ 8.72	$ 8.26	$ 3.45	$ 2.57
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/06	$ 1,020.92	$ 1,016.64	$ 1,017.09	$ 1,021.83	$ 1,022.68
Expenses Paid per $1,000*	$ 4.33	$ 8.64	$ 8.19	$ 3.41	$ 2.55

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS U.S. Government Securities Fund	.85%	1.70%	1.61%	.67%	.50%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS U.S. Government Securities Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS U.S. Government Securities Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.

Portfolio Manager for Retail Mortgage Backed Securities: New York.

Joined the fund in 2002.

BIS, University of Minnesota.

Matthew F. MacDonald

Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management and the fund in 2006 after 14 years of fixed income experience at Bank of America Global Structured Products and PPM America, Inc., where he was portfolio manager for public fixed income, including MBS, ABS, CDOs and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit Rating Company.

Portfolio Manager for Retail Mortgage Backed Securities: New York.

BA, Harvard University; MBA, University of Chicago Graduate School of Business.

In the following interview, Co-Managers William Chepolis and Matthew MacDonald discuss market conditions and investment strategy during the fund's most recent annual period ended October 31, 2006.

Q: Could you describe the investing environment for mortgage securities over the 12-month period ended October 31, 2006?

A: For much of the period, the biggest underlying trend impacting the fixed-income markets continued to be the ongoing, gradual increase in short-term interest rates engineered by the US Federal Reserve Board (the Fed). The Fed adjusted the benchmark fed funds rate upward six times over the period in 25 basis point (0.25%) increments, from 3.75% to its current 5.25%.1 Short-term rates followed the fed funds rate higher. After breaking through their relatively narrow trading range of the prior two years, longer-term rates fell back to end the period relatively unchanged.

1 Federal funds rate — the overnight rate charged by banks when they borrow money from each other. Set by the Federal Open Market Committee (FOMC), the fed funds rate is the most sensitive — and closely watched — indicator concerning the direction of short-term interest rates. The FOMC is a key committee within the US Federal Reserve System, and meets every six weeks to review Fed policy on short-term rates. Based on current Fed policy, the FOMC may choose to raise or lower the fed funds rate to either add liquidity to the economy or remove it.

As the period progressed, US economic growth showed some signs of moderating, and after 17 consecutive quarter-point increases in the fed funds rate, the Fed paused in August. Market participants have focused heavily on softening in the housing sector, which has generated much speculation over a possible recession. Despite this undercurrent of concern over the economy's strength, inflation has remained generally stable rather than easing. As the period closed, the market appeared to anticipate the Fed beginning to shift into easing mode, as the yield curve was actually inverted between two and 10 years. To illustrate, over the course of this 12-month period, the two-year US Treasury note yield rose 32 basis points to 4.69%, while the ten-year US Treasury yield rose 5 basis points to 4.6%.

In managing the fund, we monitor mortgage refinancing activity closely as this is a good indicator of the fund's exposure to prepayment risk.2 Managing this prepayment risk helps us maximize the returns we look to pay out in the form of dividends to shareholders. For most of the period, the refinancing index, which indicates the number of mortgage refinance applications being filed week to week, remained at moderate levels. This was one of the reasons we invested a higher percentage of the fund in higher coupon mortgages (which typically are more sensitive to prepayments than lower-coupon mortgages, and often yield less due to high prepayment rates).3

2 Prepayment risk — In return for yields that historically have averaged one and one quarter percentage points higher than Treasury securities of comparable maturity, one of the risks of holding mortgage securities directly, or in the form of a GNMA or other mortgage-backed mutual fund investment, is prepayment risk. Although a typical mortgage-backed security may represent a pool of 30-year mortgages, its actual maturity will be substantially shorter if interest rates decline, and if many homeowners decide to refinance at a lower mortgage rate. Prepayments result in unpredictable cash flows over the life of the security, which may adversely affect the security's yield. They may also limit the potential price gain of the mortgage-backed security when rates are falling. In response, the mortgage market has become increasingly sophisticated in predicting prepayment risk. A higher level of certainty regarding the eventual maturity dates for a pool of mortgages can be achieved through careful security selection. Source: Mutual Fund Education Alliance

3 Coupon — The interest rate on a bond the issuer (in the case of mortgage-backed securities, the government) promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon would pay $100 on $1,000 of the face amount each year. When mortgages are pooled for sale to investors, they are pooled by the note rate that the homeowner pays to his mortgage company, so that a GNMA security with a 6% coupon would only contain mortgages where homeowners are paying roughly 6% mortgage interest rates and a GNMA with a 7.0% coupon would be a pool of homeowners with roughly 7% interest rates on their mortgages. A coupon's relationship to current interest rates helps determine how likely that homeowner is to refinance his mortgage, causing a prepayment. As a rule of thumb, a higher coupon rate will be more sensitive to prepayments of the mortgage than lower coupons will be.

Q: How did the fund perform in this environment?

A: For the 12 months ended October 31, 2006, the fund's Class A shares posted a 4.59% total return, compared with the 5.27% return of its benchmark, the Lehman Brothers GNMA Index. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) The fund's return outperformed the 4.38% return of its average peer in the Lipper GNMA Funds category.4 At the close of the period, the fund's duration (or level of sensitivity to changes in interest rates) stood at 3.95 years, compared with 3.62 years for the Lehman Brothers GNMA Index.5,6

5 The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.

Index and category returns assume reinvestment of all distributions. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index or Lipper category.

6 Duration — a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

Q: Can you give us an overview of how you manage the fund?

A: We seek to provide a high level of current income while also working to limit the volatility of fund returns relative to the Lehman Brothers GNMA Index. Our first focus is on the fund's allocation between GNMAs and US Treasury securities — both of which are backed by the full faith and credit of the US government.7 We adjust the fund's US Treasury exposure up or down based on our view of the relative value provided by GNMAs versus US Treasuries and of how we expect the interest rate environment to impact each sector.

7 The guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

In putting together the fund's GNMA allocation, we conduct extensive analysis of prepayment expectations for individual securities. Mortgage characteristics that we evaluate on an ongoing basis include: loan age, loan size, geographic concentrations, and mortgage pool originator. For instance, smaller loan sizes generally mean a slower rate of prepayment, and homeowners in certain regions tend to refinance less frequently. We believe that through this assessment we can help to control the fund's prepayment risk and maintain higher dividends. Conversely, we may also look to purchase securities trading at a price below par and which we hope will prepay at a higher rate, thereby increasing our holding yield.

We do not believe we can consistently and profitably predict the direction of interest rates. This means that we do not try to choose securities, or structure the portfolio, based on a specific duration. Instead, we look for securities that we feel are inexpensive relative to the Lehman GNMA Index.

Q: What were the fund's primary strategies during the period?

A: We maintained a fairly high allocation to GNMA securities throughout the period. This reflected our view that GNMAs continued to offer attractive yields relative to US Treasury issues, and that a backdrop of relative interest rate stability would be favorable to GNMAs. GNMA securities currently provide a yield advantage versus equivalent maturity US Treasuries of 100 to 120 basis points (100 basis points is equal to one percentage point). At the end of the period, our exposure to US Treasuries was roughly 5%, which we consider to be a neutral stance.

With respect to our GNMA allocation, we chose to emphasize higher-coupon mortgages, as we viewed the risk/return trade-off as favoring these issues relative to lower coupons. In short, we expected gradually rising or stable interest rates along with a slowing housing market to translate into modest prepayment risk for higher-coupon issues and to thereby enable the fund to earn a consistent level of attractive income. This held back performance early in the period as some of the pools that we found especially attractive based on their smaller underlying loan balances were not favored by market participants. However, our emphasis on 30-year mortgage pools and focus on high-coupon, shorter- duration mortgages within that segment contributed positively to results as the period progressed. In addition, we have been targeting certain mortgage pools trading at a discount that we believe are likely to experience more rapid prepayments. During the period, we traded in and out of 15-year GNMAs based on our view of relative valuation. As the period drew to a close, we were increasing the fund's exposure to this segment.

Another strategy we employed during much of the year was to overweight so called GNMA II securities.8 GNMA II mortgage pools are less standardized, containing mortgages with a range of interest rates and from multiple issuers. As a result, GNMA II issues generally display less predictable prepayment patterns, and often trade at a discount to standard GNMA issues. Our exposure to this segment contributed positively to returns for the year.

In addition to focusing on mortgage pools with certain characteristics, the fund has the ability to manage prepayment risk by performing dollar rolls. Simply stated, a dollar roll involves the fund contracting to buy a mortgage-backed security at a future date, and in the interim investing the purchase amount in short-term, high-quality interest-paying instruments. This strategy entails very little risk to principal and can help reduce exposure to prepayments while providing a boost to the fund's income. The attractiveness of this strategy varies with the spread between

8 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the US government with respect to payment of principal and interest. Each GNMA mortgage-backed security represents an aggregated pool of homeowner's mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly and an investor receives the coupon interest on the security over a longer time horizon. In this case, however, GNMAs with longer stated maturities and coupons that reflect a past environment of lower prevailing rates may experience significant price declines, reducing returns to investors. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

short and long interest rates. When "rolling" is attractive, we can roll up to 33% of the fund's net assets. We are currently dollar rolling about 26% of the fund's net assets, as opportunities in rolls are limited at present.

Q: How do you assess the economic environment for mortgage securities at present?

A: We are watching the housing market and interest rate environment closely as we seek to maintain an attractive dividend for investors. GNMAs and most mortgage-backed securities tend to do best in an environment of relatively stable interest rates. Sharply falling rates promote rapid prepayment of underlying mortgages, making investors less willing to pay for threatened cash flows; rapid upward movement in rates makes the yields on current coupon issues less attractive, while also extending durations and increasing interest rate risk. We do not currently see either of these scenarios as likely. The Fed's most recent cycle of interest rate hikes appears to have ended, with a downward bias more likely going forward. That said, despite current weakness in housing and mixed employment numbers, inflation has been trending near the upper end of the Fed's desired range, and we are not anticipating an immediate cycle of easing.

Given an outlook for relative interest rate stability, we expect a constructive backdrop for the GNMA market. If our outlook changes, we will be prepared to move into lower-coupon mortgage pools that are less likely to be impacted adversely by prepayments in a falling interest rate environment. In any event, we are focused largely on seasoned mortgages and mortgage pools with smaller loan sizes or specific geographic profiles that we expect to provide predictable cash flows in a wide variety of interest rate scenarios.

We will continue to monitor the economy and Fed policy closely as we position the fund going forward. We believe the fund remains suitable for investors seeking the potential for high current income and less downside risk than other GNMA funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excluding Securities Lending Collateral)	10/31/06	10/31/05

Agencies Backed by the Full Faith and Credit of the US Government (GNMA)	77%	73%
Cash Equivalents	8%	—
Agencies Not Backed by the Full Faith and Credit of the US Government (FNMA, FHLMC)	10%	22%
US Treasury Obligations	5%	5%
	100%	100%
Credit Quality	10/31/06	10/31/05

AAA	100%	100%
Interest Rate Sensitivity	10/31/06	10/31/05

Average Maturity	7.4 years	5.8 years
Average Duration	3.9 years	4.7 years

Asset allocation, credit quality and interest rate sensitivity are subject to change.

The quality ratings represents the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2006

	Principal Amount ($)	Value ($)

US Treasury Obligations 5.7%
US Treasury Bill, 5.005%*, 1/18/2007 (a)	1,385,000	1,370,146
US Treasury Notes:
3.0%, 12/31/2006	30,000,000	29,883,990
3.125%, 1/31/2007 (b)	40,000,000	39,807,800
4.875%, 8/31/2008 (b)	65,000,000	65,159,965
Total US Treasury Obligations (Cost $136,261,932)		136,221,901

Agencies Not Backed by the Full Faith and Credit of the US Government 9.5%
US Government Sponsored Agencies 0.4%
Tennessee Valley Authority, Series C, 4.75%, 8/1/2013	10,200,000	10,090,391
US Government Sponsored Pass-Throughs 9.1%
Federal Home Loan Mortgage Corp.:
4.5%, 4/1/2019	26,413	25,542
4.617%**, 2/1/2035	6,468,173	6,370,354
5.0%, with various maturities from 1/1/2019 until 9/1/2035	82,765,891	80,042,428
5.5%, with various maturities from 3/1/2033 until 4/1/2033	3,098,264	3,072,900
6.5%, with various maturities from 9/1/2032 until 7/1/2035	4,315,416	4,387,123
7.0%, with various maturities from 10/1/2030 until 9/1/2032	4,230,415	4,362,691
7.5%, with various maturities from 6/1/2027 until 1/1/2033	2,897,111	3,014,450
8.0%, with various maturities from 2/1/2017 until 7/1/2030	38,233	39,921
8.5%, with various maturities from 12/1/2016 until 7/1/2030	17,613	18,721
10.25%, 3/1/2016	89,028	92,914
Federal National Mortgage Association:
4.592%**, 1/1/2035	13,742,072	13,584,506
4.673%**, 2/1/2035	9,699,099	9,585,501
4.74%**, 5/1/2035	16,784,250	16,579,449
5.5%, with various maturities from 5/1/2025 until 11/1/2034	63,402,691	62,789,608
6.0%, 8/1/2035	3,302,232	3,303,223
6.5%, 7/1/2035	364,173	368,270
7.0%, with various maturities from 10/1/2033 until 11/1/2034	7,800,531	8,042,472
8.0%, with various maturities from 12/1/2008 until 12/1/2024	262,794	276,151
8.5%, with various maturities from 6/1/2030 until 9/1/2030	16,496	17,739
9.0%, with various maturities from 12/1/2016 until 4/1/2030	56,773	61,737
11.5%, 5/1/2018	3,967	4,310
		216,040,010
Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $230,356,809)		226,130,401

Agencies Backed by the Full Faith and Credit of the US Government 92.6%
Government National Mortgage Association:
4.5%, with various maturities from 2/15/2018 until 8/15/2018	14,099,237	13,721,684
5.0%, with various maturities from 9/1/2032 until 10/20/2036 (c) (g)	379,033,460	368,867,303
5.5%, with various maturities from 12/15/2028 until 6/20/2036 (c) (g)	867,586,039	862,936,088
6.0%, with various maturities from 11/15/2014 until 10/20/2036 (g)	599,027,386	607,130,122
6.5%, with various maturities from 7/15/2008 until 10/15/2036 (g)	222,149,934	227,965,796
7.0%, with various maturities from 1/15/2008 until 10/15/2036 (c)	62,649,347	64,732,465
7.5%, with various maturities from 5/15/2009 until 12/15/2032	40,498,700	42,238,869
8.0%, with various maturities from 9/15/2014 until 6/15/2032	6,011,915	6,374,645
8.5%, with various maturities from 8/15/2008 until 1/15/2031	2,528,521	2,718,584
9.0%, with various maturities from 9/15/2017 until 7/15/2030	3,017,598	3,261,225
9.5%, with various maturities from 6/15/2009 until 5/15/2025	4,189,236	4,554,180
10.0%, with various maturities from 11/15/2009 until 8/15/2022	2,588,959	2,866,485
10.5%, with various maturities from 9/15/2015 until 12/15/2021	1,387,243	1,548,031
11.0%, 4/20/2019	3,207	3,497
Total Agencies Backed by the Full Faith and Credit of the US Government (Cost $2,223,595,091)		2,208,918,974

Collateralized Mortgage Obligations 7.6%
Fannie Mae Grantor Trust, "B", Series 2002-T3, 5.763%, 12/25/2011	10,000,000	10,360,214
Fannie Mae Whole Loan, "3A", Series 2004-W8, 7.5%, 6/25/2044	4,880,103	5,110,399
Federal Home Loan Mortgage Corp.:
"FA", Series 2981, 5.72%**, 5/15/2035	2,903,328	2,896,175
"JF", Series 2704, 5.87%**, 5/15/2023	16,965,376	17,076,172
Federal National Mortgage Association:
"1", Series 17, Principal Only, Zero Coupon, 5/1/2017	2,582	2,191
"FC", Series 2005-58, 5.57%**, 7/25/2035	45,156,059	45,082,707
"F", Series 204-29, 5.72%**, 5/25/2034	1,019,875	1,012,986
Government National Mortgage Association:
"1", Series 1, Principal Only, Zero Coupon, 7/20/2034	8,262,037	6,193,884
"A", Series 2005-80, 5.0%, 10/20/2031	19,336,818	19,130,084
"TZ", Series 2003-85, 5.5%, 10/20/2033	17,684,229	17,072,673
"PD", Series 2005-91, 5.5%, 12/20/2035	5,000,000	4,899,820
"FA", Series 2006-25, 5.62%**, 5/20/2036	43,885,637	43,753,848
"FG", Series 2002-76, 5.72%**, 10/16/2029	2,843,919	2,854,104
"BZ", Series 2004-46, 6.0%, 6/20/2034	2,299,745	2,322,363
"ZB", Series 1998-21, 6.5%, 9/20/2028	4,140,532	4,264,005
Total Collateralized Mortgage Obligations (Cost $181,706,735)		182,031,625
	Shares	Value ($)

Securities Lending Collateral 4.5%
Daily Assets Fund Institutional, 5.32% (d) (e) (Cost $107,687,500)	107,687,500	107,687,500

Cash Equivalents 10.7%
Cash Management QP Trust, 5.31% (f) (Cost $254,846,540)	254,846,540	254,846,540
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,134,454,607)+	130.6	3,115,836,941
Other Assets and Liabilities, Net	(30.6)	(729,937,981)
Net Assets	100.0	2,385,898,960

* Annualized yield at time of purchase; not a coupon rate.

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of October 31, 2006.

+ The cost for federal income tax purposes was $3,134,702,869. At October 31, 2006, net unrealized depreciation for all securities based on tax cost was $18,865,928. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,396,761 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $22,262,689.

(a) At October 31, 2006, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2006 amounted to $104,967,765 which is 4.4% of net assets.

(c) When-issued or forward delivery pools included.

(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

(f) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Mortgage dollar rolls included.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

At October 31, 2006, open futures contracts purchased were as follows:

	Expiration	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10-Year US Treasury Note	12/19/2006	105	11,251,726	11,362,969	111,243

At October 31, 2006, open futures contracts sold were as follows:

	Expiration	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
10-Year Interest Rate Swap	12/18/2006	329	34,253,843	35,110,468	(856,625)

At October 31, 2006, total outstanding call options were as follows:

Written Options	Number of Contracts	Expiration Date	Strike Price ($)	Value ($)
GNSF Call Options	25,000,000	12/12/2006	96.4	(19,165)
GNSF Call Options	25,000,000	11/12/2006	98.6	(103,516)
Total outstanding call options (premiums received $220,700)				(122,681)

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp., Federal National Mortgage Association and the Government National Mortgage Association issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2006
Assets
Investments: Investments in securities, at value (cost $2,771,920,567) — including $104,967,765 of securities loaned	$ 2,753,302,901
Investment in Daily Assets Fund Institutional (cost $107,687,500)*	107,687,500
Investment in Cash Management QP Trust (cost $254,846,540)	254,846,540
Total investments in securities, at value (cost $3,134,454,607)	3,115,836,941
Cash	962,937
Receivable for investments sold	185,970,619
Interest receivable	13,598,818
Receivable for Fund shares sold	336,107
Other assets	36,889
Total assets	3,316,742,311
Liabilities
Payable for investments purchased	2,325,672
Payable for Fund shares redeemed	3,254,136
Payable upon return of securities loaned	107,687,500
Payable for when issued and forward delivery securities	187,290,619
Payable for daily variation margin on open futures contracts	123,024
Payable for investments purchased — mortgage dollar rolls	626,652,983
Options written, at value (premium received $220,700)	122,681
Accrued management fee	899,026
Other accrued expenses and payables	2,487,710
Total liabilities	930,843,351
Net assets, at value	$ 2,385,898,960
Net Assets
Net assets consist of: Undistributed net investment income	18,697,722
Net unrealized appreciation (depreciation) on: Investments	(18,617,666)
Futures	(745,382)
Written options	98,019
Accumulated net realized gain (loss)	(164,974,233)
Paid-in capital	2,551,440,500
Net assets, at value	$ 2,385,898,960

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($2,195,914,409 ÷ 261,605,562 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.39
Maximum offering price per share (100 ÷ 95.50 of $8.39)	$ 8.79

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($57,007,970 ÷ 6,802,552 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.38

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($41,484,794 ÷ 4,934,069 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.41
Class S Net Asset Value, offering and redemption price(a) per share ($91,377,609 ÷ 10,884,889 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.39

Institutional Class

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($114,178 ÷ 13,603 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.39

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2006
Investment Income
Income: Interest	$ 126,759,394
Interest — Cash Management QP Trust	5,475,418
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	211,597
Total Income	132,446,409
Expenses: Management fee	10,734,371
Distribution service fees	6,323,156
Services to shareholders	4,396,344
Custodian fees	98,394
Auditing	76,491
Legal	59,882
Trustees' fees and expenses	64,397
Reports to shareholders	362,930
Registration fees	71,740
Other	470,923
Total expenses before expense reductions	22,658,628
Expense reductions	(189,114)
Total expenses after expense reductions	22,469,514
Net investment income (loss)	109,976,895
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(21,322,829)
Futures	(3,911,467)
Written options	170,898
Net increase from payments by affiliates and net gains (losses) realized on the disposal of investments in violation of restrictions	—
(25,063,398)
Net unrealized appreciation (depreciation) during the period on: Investments	24,913,867
Futures	2,776,151
Written options	98,019
27,788,037
Net gain (loss) on investment transactions	2,724,639
Net increase (decrease) in net assets resulting from operations	$ 112,701,534

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	$ 109,976,895	$ 108,072,633
Net realized gain (loss) on investment transactions	(25,063,398)	3,303,417
Net unrealized appreciation (depreciation) during the period on investment transactions	27,788,037	(77,898,560)
Net increase (decrease) in net assets resulting from operations	112,701,534	33,477,490
Distributions to shareholders from: Net investment income: Class A	(109,949,062)	(112,939,267)
Class B	(2,529,358)	(3,244,262)
Class C	(1,796,756)	(1,881,568)
Institutional Class	(7,519)	(8,524)
Class S	(5,055,234)	(1,545,695)
Fund share transactions: Proceeds from shares sold	76,582,612	117,160,941
Net Assets acquired in Tax-free reorganization	—	248,615,161
Reinvestment of distributions	84,453,140	84,512,849
Cost of shares redeemed	(561,030,502)	(640,200,859)
Redemption fees	34,840	2,162
Net increase (decrease) in net assets from Fund share transactions	(399,959,910)	(189,909,746)
Increase (decrease) in net assets	(406,596,305)	(276,051,572)
Net assets at beginning of period	2,792,495,265	3,068,546,837
Net assets at end of period (including undistributed net investment income of $18,697,722 and $16,911,672, respectively)	$ 2,385,898,960	$ 2,792,495,265

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 8.41	$ 8.66	$ 8.62	$ 8.80	$ 8.82
Income from investment operations: Net investment income[a]	.36	.32	.28	.21	.39
Net realized and unrealized gain (loss) on investment transactions	.02	(.21)	.09	(.04)	.07
Total from investment operations	.38	.11	.37	.17	.46
Less distributions from: Net investment income	(.40)	(.36)	(.33)	(.35)	(.48)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 8.39	$ 8.41	$ 8.66	$ 8.62	$ 8.80
Total Return (%)[b]	4.59	1.25	4.28	2.08	5.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,196	2,532	2,877	3,273	3,735
Ratio of expenses (%)	.85	.81	.83	.82	.84
Ratio of net investment income (%)	4.33	3.76	3.22	2.40	4.57
Portfolio turnover rate (%)[c]	94	101	221	390	396

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] The portfolio turnover rates including mortgage dollar roll transactions were 305%, 312%, 295%, 484% and 461% for the periods ended October 31, 2006, October 31, 2005, October 31, 2004, October 31, 2003, and October 31, 2002, respectively.

* Amount is less than $.005.

Class B Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 8.39	$ 8.64	$ 8.60	$ 8.78	$ 8.80
Income from investment operations: Net investment income[a]	.28	.24	.19	.14	.32
Net realized and unrealized gain (loss) on investment transactions	.03	(.22)	.10	(.04)	.06
Total from investment operations	.31	.02	.29	.10	.38
Less distributions from: Net investment income	(.32)	(.27)	(.25)	(.28)	(.40)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 8.38	$ 8.39	$ 8.64	$ 8.60	$ 8.78
Total Return (%)[b]	3.76[c]	.25	3.31[c]	1.25	4.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	57	82	126	189	261
Ratio of expenses before expense reductions (%)	1.83	1.72	1.88	1.67	1.63
Ratio of expenses after expense reductions (%)	1.75	1.72	1.81	1.67	1.63
Ratio of net investment income (%)	3.43	2.85	2.24	1.55	3.78
Portfolio turnover rate (%)[d]	94	101	221	390	396

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The portfolio turnover rates including mortgage dollar roll transactions were 305%, 312%, 295%, 484% and 461% for the periods ended October 31, 2006, October 31, 2005, October 31, 2004, October 31, 2003, and October 31, 2002, respectively.

* Amount is less than $.005.

Class C Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 8.42	$ 8.67	$ 8.63	$ 8.80	$ 8.82
Income from investment operations: Net investment income[a]	.29	.25	.20	.14	.33
Net realized and unrealized gain (loss) on investment transactions	.03	(.22)	.10	(.02)	.06
Total from investment operations	.32	.03	.30	.12	.39
Less distributions from: Net investment income	(.33)	(.28)	(.26)	(.29)	(.41)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 8.41	$ 8.42	$ 8.67	$ 8.63	$ 8.80
Total Return (%)[b]	3.88	.34	3.50	1.32	4.48
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	54	65	88	105
Ratio of expenses (%)	1.61	1.63	1.75	1.60	1.58
Ratio of net investment income (%)	3.57	2.94	2.30	1.62	3.83
Portfolio turnover rate (%)[c]	94	101	221	390	396

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] The portfolio turnover rates including mortgage dollar roll transactions were 305%, 312%, 295%, 484% and 461% for the periods ended October 31, 2006, October 31, 2005, October 31, 2004, October 31, 2003, and October 31, 2002, respectively.

* Amount is less than $.005.

Class S+ Years Ended October 31,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 8.41	$ 8.53
Income from investment operations: Net investment income[b]	.37	.09
Net realized and unrealized gain (loss) on investment transactions	.02	(.12)
Total from investment operations	.39	(.03)
Less distributions from: Net investment income	(.41)	(.09)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 8.39	$ 8.41
Total Return (%)	4.92[c]	(.33)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	91	124
Ratio of expenses before expense reductions (%)	.73	.59*
Ratio of expenses after expense reductions (%)	.69	.59*
Ratio of net investment income (loss) (%)	4.49	4.09*
Portfolio turnover rate (%)[d]	94	101

+ On August 18, 2006, Class M shares were renamed Class S shares.

[a] For the period August 1, 2005 (commencement of operations for Class S shares) to October 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The portfolio turnover rates including mortgage dollar roll transactions was 305% and 312% for the periods ended October 31, 2006 and October 31, 2005, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 8.39	$ 8.64	$ 8.61	$ 8.78	$ 8.81
Income from investment operations: Net investment income[a]	.39	.33	.29	.24	.42
Net realized and unrealized gain (loss) on investment transactions	.02	(.21)	.09	(.03)	.05
Total from investment operations	.41	.12	.38	.21	.47
Less distributions from: Net investment income	(.41)	(.37)	(.35)	(.38)	(.50)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 8.39	$ 8.39	$ 8.64	$ 8.61	$ 8.78
Total Return (%)	5.00	1.37[b]	4.48[b]	2.39	5.61
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.11	.23	.17	.34	4
Ratio of expenses before expense reductions (%)	.50	1.52	1.59	.53	.52
Ratio of expenses after expense reductions (%)	.50	.70	.71	.53	.52
Ratio of net investment income (%)	4.68	3.87	3.34	2.69	4.89
Portfolio turnover rate (%)[c]	94	101	221	390	396

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] The portfolio turnover rates including mortgage dollar roll transactions were 305%, 312%, 295%, 484% and 461% for the periods ended October 31, 2006, October 31, 2005, October 31, 2004, October 31, 2003, and October 31, 2002, respectively.

* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS U.S. Government Securities Fund (the ``Fund'') (formerly Scudder U.S. Government Securities Fund) is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors and have lower ongoing expenses than other classes. Class S shares (formerly Class M shares) are no longer available to new investors except under certain circumstances. On August 18, 2006, Class M was renamed Class S. Institutional Class and Class S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to earn interest and receive principal payment on securities sold. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of the securities sold by the Fund may decline below the repurchase price of those securities.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $165,471,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2007 ($29,637,000), October 31, 2008 ($46,510,000), October 31, 2011 ($31,950,000), October 31, 2012 ($8,994,000), October 31, 2013 ($21,430,000), and October 31, 2014 ($26,950,000), the respective expiration dates, whichever occurs first.

During the year ended October 31, 2006, the Fund lost, through expiration, approximately $8,732,000 of prior year capital loss carryforward.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 18,697,722
Capital loss carryforwards	$ (165,471,000)
Unrealized appreciation (depreciation) on investments	$ (18,865,928)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2006	2005
Distributions from ordinary income*	$ 119,337,929	$ 119,619,316

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2006, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar rolls) aggregated $2,199,920,375 and $2,400,523,118, respectively. Purchases and sales of US Treasury obligations aggregated $612,124,863 and $625,789,590, respectively. Mortgage dollar rolls aggregated $6,261,988,495 and $6,136,012,511, respectively.

For the year ended October 31, 2006, transactions for written options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	—	$ —
Options written	100,000,000	391,598
Options closed	(25,000,000)	(87,891)
Options exercised	—	—
Options expired	(25,000,000)	(83,007)
Outstanding, end of period	50,000,000	$ 220,700

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement.

Under the Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.45%
Next $750 million of such net assets	.43%
Next $1.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.40%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Accordingly, for the year ended October 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.42% of the Fund's average daily net assets.

For the period from November 1, 2005 through September 30, 2006, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	.80%
Class B	.80%
Class C	.80%
Institutional Class	.64%

For the period from November 1, 2005 through August 21, 2006, and from August 22, 2006 through September 30, 2006, for Class S, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organizational and offering expenses) to the extent necessary to maintain the annual expenses at 0.70% and 0.68%, respectively.

For the period from October 1, 2006 through September 30, 2007, for Institutional Class and through July 29, 2008, for Class S, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class S	.69%
Institutional Class	.66%

Service Provider Fees.

DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2006, the amount charged to the Fund by DWS-SISC was as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2006
Class A	$ 2,657,254	$ —	$ 898,332
Class B	229,993	48,030	81,921
Class C	60,386	—	22,955
Class S	221,286	36,035	57,986
Institutional Class	—	—	114
	$ 3,168,919	$ 84,065	$ 1,061,308

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc., ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2006
Class B	$ 508,387	$ 37,084
Class C	348,291	26,837
	$ 856,678	$ 63,921

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2006	Annual Effective Rate
Class A	$ 5,206,998	$ 783,502.22%
Class B	156,847	24,364.23%
Class C	102,633	15,311.22%
	$ 5,466,478	$ 823,177

Underwriting and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2006, aggregated $58,706.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2006, the CDSC for Class B and C shares aggregated $248,292 and $2,552, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2006, DWS-SDI received $1,171.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $20,620, of which $5,880 is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended October 31, 2006, the Advisor agreed to reimburse the Fund $27,518, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended October 31, 2006, the Fund's custodian fees were reduced by $1,859 and $75,672, respectively, for custodian and transfer agent credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity of the Fund:

	Year Ended October 31, 2006		Year Ended October 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	7,866,878	$ 65,721,103	11,322,632	$ 97,222,043
Class B	609,311	5,088,577	1,053,309	9,036,113
Class C	683,475	5,715,098	1,260,626	10,825,148
Class S	7,002***	57,834***	100*	850*
Institutional Class	—	—	8,973	76,787
		$ 76,582,612		$ 117,160,941
Shares issued in tax-free reorganization
Class S	—	$ —	29,145,838**	$ 248,615,161**
Shares issued in reinvestment of dividends
Class A	9,392,143	$ 78,292,096	9,298,095	$ 79,632,586
Class B	250,642	2,086,400	306,428	2,619,133
Class C	159,881	1,334,894	164,802	1,412,788
Class S	327,540***	2,732,231***	98,810*	839,818*
Institutional Class	902	7,519	998	8,524
		$ 84,453,140		$ 84,512,849
Shares redeemed
Class A	(56,762,444)	$ (474,026,706)	(51,595,132)	$ (442,623,233)
Class B	(3,803,309)	(31,730,203)	(6,163,315)	(52,773,753)
Class C	(2,347,837)	(19,629,869)	(2,516,220)	(21,619,648)
Class S	(4,240,048)***	(35,522,455)***	(14,454,353)*	(123,164,225)*
Institutional Class	(14,436)	(121,269)	(2,338)	(20,000)
		$ (561,030,502)		$ (640,200,859)
Redemption fees		$ 34,840		$ 2,162
Net increase (decrease)
Class A	(39,503,423)	$ (329,994,982)	(30,974,405)	$ (265,766,865)
Class B	(2,943,356)	(24,539,965)	(4,803,578)	(41,118,380)
Class C	(1,504,481)	(12,578,823)	(1,090,792)	(9,381,416)
Class S	(3,905,506)***	(32,732,390)***	14,790,395*	126,291,604*
Institutional Class	(13,534)	(113,750)	7,633	65,311
		$ (399,959,910)		$ (189,909,746)

* For the period August 1, 2005 (commencement of operations of Class S shares) to October 31, 2005.

** On July 29, 2005, the Scudder Intermediate Government & Agency Trust was acquired by the Fund through a tax-free reorganization.

*** On August 18, 2006, Class M shares were renamed Class S shares.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DeAM, Inc.") and Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DeAM, Inc. and DeIM breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DeAM, Inc. and DeIM breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DeAM, Inc. and DeIM neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM also continues to discuss a settlement with the Illinois Secretary of State regarding market timing matters. As previously disclosed, DeAM expects a settlement with the Illinois Secretary of State to provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

H. Acquisition of Assets

On July 29, 2005, the Fund acquired all of the net assets of Scudder Intermediate Government & Agency Trust pursuant to a plan reorganization approved by shareholders on June 24, 2005. The acquisition was accomplished by a tax-free exchange of 33,996,171 Class M shares of Scudder Intermediate Government & Agency Trust for 29,145,838 of Class M shares of Scudder U.S. Government Securities Fund outstanding on July 29, 2005. Scudder Intermediate Government & Agency Trust net assets at that date of $248,615,161, including $6,717,667 of net unrealized depreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $2,780,440,861. The combined net assets of the Fund immediately following the acquisition were $3,029,056,022.

I. Payments made by Affiliates

During the year ended October 31, 2006, the Advisor fully reimbursed the Fund $2,949 for a loss incurred in violation of investment restrictions. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of DWS U.S. Government Securities Fund:

We have audited the accompanying statement of assets and liabilities of DWS U.S. Government Securities Fund (formerly Scudder U.S. Government Securities Fund) (the "Fund"), including the investment portfolio, as of October 31, 2006, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS U.S. Government Securities Fund at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 21, 2006

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") in September 2006. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by Lipper Inc. ("Lipper"). The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund's performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper. The information provided to the Board, which included the effect of an expense cap for Institutional Class shares that expired on October 1, 2006, showed that the Fund's management fee rate was at the 1st percentile of the peer group, and that the Fund's total expense ratios (excluding any 12b-1 fees) were at the following percentiles of the expense universe: the 1st percentile for Class A shares, the 57th percentile for Class B shares, the 25th percentile for Class C shares, the 92nd percentile for Institutional Class shares and the 60th percentile for Class S shares (formerly Class M shares). The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds considered differences in fund and fee structures among the DWS Funds. The Board also took into account the Advisor's commitment to cap total expenses for Class S shares (formerly Class M shares) through July 29, 2008.

In light of the expense rankings, the Board recommended a cap on total expenses through September 30, 2007 of 0.660% for Institutional Class shares. On the basis of the information provided, the Board concluded that management fees, coupled with the Advisor's commitment to cap expenses as recommended, were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that, although the total expense ratio was above the median of the peer universe for certain share classes, such total expense ratios (after the recommended expense cap) were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DeIM's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DeIM in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee included seven breakpoints, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedule, together with the expense cap, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DeIM and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DeIM and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund and any fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DeIM related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that the Advisor has recently proposed and the Board is evaluating a change in the Advisor's policies to permit the allocation of brokerage to acquire research services from third-party service providers. The Advisor had voluntarily discontinued this practice in 2004. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding pending regulatory actions against the Advisor and its affiliates related to allegations of market timing, revenue sharing, directed brokerage and other matters. The Board considered that the Advisor informed the Board that it expects to pay approximately $134 million in connection with final settlement agreements with various federal and state regulators regarding allegations of market timing in the DWS Funds. The Board also considered that the Advisor agreed to pay approximately $19 million in connection with a final settlement agreement with the Securities and Exchange Commission regarding allegations of directed brokerage. The Board considered the Advisor's representation that such regulatory actions will not materially impact its ability to perform under the Agreement or materially impact the Fund and that no current DeAM employee approved the trading arrangements. The Board also noted the private lawsuits brought against the DWS Funds in connection with the above allegations and considered the Advisor's commitment to indemnify the DWS Funds against any liability arising from these lawsuits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2006. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson, 2004-present Board Member, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		66
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	66
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	66
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	66
Paul K. Freeman (1950) Board Member, 2002-present	President, Cook Street Holdings (consulting); Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	66
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	66
William McClayton (1944) Board Member, 2004-present	Managing Director of Finance and Administration, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (accounting) (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	66
Robert H. Wadsworth (1940) Board Member, 2004-present

President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies)

*Inception date of the corporation which was the predecessor to the L.L.C.

		69
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Michael G. Clark[4] (1965) President, 2006-present

Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)	n/a
Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)	n/a
Robert Kloby[4] (1962) Chief Compliance Officer, 2006-present

Managing Director[3], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

n/a

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Executive title, not a board directorship.

4 Address: 345 Park Avenue, New York, New York 10154.

5 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KUSAX	KUSBX	KUSCX	KUSIX
CUSIP Number	23338C 108	23338C 207	23338C 306	23338C 504
Fund Number	018	218	318	1418
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	KUSMX
Fund Number	2098

ITEM 2.	CODE OF ETHICS.

As of the end of the period, October 31, 2006, DWS U.S. Government Securities Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. William McClayton. This audit committee member is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS U.S. GOVERNMENT SECURITIES FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s auditor, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Auditor Billed to the Fund

Fiscal Year Ended October 31	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$66,509	$0	$9,069	$0
2005	$67,452	$0	$9,198	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Auditor Billed to the Adviser and

Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$80,000	$316,254	$0
2005	$406,000	$70,570	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$9,069	$316,254	$891,699	$1,217,022
2005	$9,198	$70,570	$33,307	$113,075

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

In connection with the audit of the 2005 and 2006 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS U.S. Government Securities Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS U.S. Government Securities Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2006